EXHIBIT 23.2

NOTICE OF INABILITY TO OBTAIN CONSENT FROM ARTHUR ANDERSEN LLP

ChevronTexaco Corporation and its subsidiaries (ChevronTexaco Corporation) have not received the consent of Arthur Andersen LLP to the incorporation by reference of its report on the financial statements and financial statement schedule of Texaco Inc. for the period ended December 31, 2000, into the following registration statements with the Securities and Exchange Commission under the Securities Act of 1933: the Registration Statements on Form S-3 (Nos. 33-58463 and 333-91210) of ChevronTexaco Corporation; the Registration Statements on Form S-8 (Nos. 333-102269, 333-72672, 333-21805, 333-21807, 333-21809, 333-26731, 333-46261, 33-3899, 33-34039, 33-35283) of ChevronTexaco Corporation; the Registration Statement on Form S-3 (No. 333-91210-01) of ChevronTexaco Funding Corporation and ChevronTexaco Corporation; the Registration Statement on Form S-3 (No. 333-91210-02) of ChevronTexaco Capital Company and ChevronTexaco Corporation; the Registration Statement on Form S-3 (No. 333-91210-03) of Chevron Capital U.S.A. Inc. and ChevronTexaco Corporation; the Registration Statement on Form S-3 (No. 333-91210-04) of Chevron Canada Capital Company and ChevronTexaco Corporation; the Registration Statement on Form S-3 (No. 333-91210-05) of Chevron Capital Corporation and ChevronTexaco Corporation; and the Registration Statement on Form S-3 (No. 33-14307) of Chevron Capital U.S.A. Inc. and ChevronTexaco Corporation.

ChevronTexaco Corporation has dispensed with the requirement to file Arthur Andersen LLP’s consent in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the incorporation by reference of their report into ChevronTexaco Corporation’s registration statements under the Securities Act of 1933, you will not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 for any untrue statements of a material fact contained in the financial statements or financial statement schedule audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein.

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